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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 18, 1996
                                Date of Report
                       (Date of earliest event reported)


                              Andrew Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       0-9514                36-2092797
(State or other jurisdiction of  (Commission file number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              10500 W. 153rd Street, Orland Park, Illinois 60462
                   (Address of principal executive offices)


                                (708) 349-3300
             (Registrant's telephone number, including area code)


                                   No Change
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

Supplemental Financial Statements.
In March 1996, Andrew Corporation completed its acquisition of The Antenna Company, a manufacturer and distributor of wireless telephone antennas and accessories for mobile applications. The transaction has been accounted for as a pooling of interests. In compliance with the accounting rules for a pooling of interests, Andrew has restated its consolidated financial statements and related notes included in Form 10-K for the fiscal year ended September 30, 1995 to reflect the results of operations of The Antenna Company for all periods prior to the merger. Management's Discussion and Analysis and all other items in the September 30, 1995 Form 10-K were not materially impacted by the merger.
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                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  September 18, 1996              By:  /s/Floyd L. English
                                            ----------------
                                            Floyd L. English
                                            Chairman, President and Chief
                                            Executive Officer




Date:  September 18, 1996              By:  /s/Charles R. Nicholas
                                            -------------------
                                            Charles R. Nicholas
                                            Executive Vice-President and
                                            Chief Financial Officer
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                            ANDREW CORPORATION
                              EXHIBIT INDEX
                              -------------
Exhibit Number      Description
- --------------      -----------
23                  Consent of Independent Auditors.
27.1                Financial Data Schedule 12/31/95.
27.2                Financial Data Schedule  9/30/95.
27.3                Financial Data Schedule  6/30/95.
27.4                Financial Data Schedule  3/31/95.
27.5                Financial Data Schedule 12/31/94.
27.6                Financial Data Schedule  9/30/95.
99                  Restated 1995 Annual Report to Shareholders.